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                                                                       Exhibit 1
                                                                       ---------

                                    AGREEMENT

     This agreement, dated as of May 28, 2002, is by and among Donald W. Hughes, an individual, Richard M. Johnston, an individual, David L. Warnock, an individual, Camden Partners Strategic Fund II-A, L.P., a Delaware Limited Partnership, Camden Partners Strategic Fund II-B, L.P., a Delaware Limited Partnership and Camden Partners Strategic II, LLC, a Delaware Limited Liability Company with respect to Amendment No. 1 to Schedule 13D.

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the parties hereby agree to file a single statement on Schedule 13D on behalf of each of the parties, and hereby further agree to file this Agreement as an exhibit to such statement, as required by such rule.

     Executed and delivered as of the date first above written.


                 /s/ Donald W. Hughes
              --------------------------------------
              Donald W. Hughes

                 /s/ Richard M. Johnston
              --------------------------------------
              Richard M. Johnston

                 /s/ David L. Warnock
              --------------------------------------
              David L. Warnock

                 /s/ George Stelljes
              --------------------------------------
              George Stelljes


     CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.


     By:      CAMDEN PARTNERS STRATEGIC II, LLC
              Its Sole General Partner

     By:         /s/ Donald W. Hughes
              --------------------------------------
              Donald W. Hughes, Managing Member


     CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.


     By:      CAMDEN PARTNERS STRATEGIC II, LLC
              Its Sole General Partner

     By:         /s/ Donald W. Hughes
              --------------------------------------
              Donald W. Hughes, Managing Member


     CAMDEN PARTNERS STRATEGIC II, LLC


     By:         /s/ Donald W. Hughes
              --------------------------------------
              Donald W. Hughes, Managing Member